UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 30, 2006

                           WINMAX TRADING GROUP, INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its chapter)

         FLORIDA                      0-29751                     65-0702554
----------------------------       -------------             -------------------
(State or other jurisdiction       (Commission                  (IRS Employer
      of incorporation)             File Number)             Identification No.)

                           48 Wall Street, 11th Floor
                            New York, New York 10005
                     ---------------------------------------
                     (Address of principal executive office)

         Registrant's telephone number, including area code 877-693-3130

Item 4.01 Changes in Registrant's Certifying Accountant

(a)(1) On March 30, 2006, Winmax Trading Group, Inc. ("the Registrant") engaged accountants Rosen Seymour Shapss Martin & Company LLP ("Rosen Seymour"), as its independent certifying accounts.

      (i) On December 20, 2005, Goldstein Golub Kessler LLP, ("Goldstein Golub") declined to stand for re-election as the Registrant's independent certifying accountants.

      (ii) Goldstein Golub's report on the financial statements for the year ended December 31, 2004, as contained in Form the registrant's 10-KSB, which was filed on May 19, 2005, was not subject to an adverse or qualified opinion or a disclaimer of opinion and was not modified as to uncertainty, audit scope or accounting principles.

      (iii)The decision to change accountants was approved by the Registrant's Board of Directors; and

      (iv) (A) During the period from the Registrant's engagement of Goldstein Golub on January 13, 2004 to December 20, 2005, there were no disagreements with Goldstein Golub on matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Goldstein Golub, would have caused Goldstein Golub to make reference to the subject matter of the disagreement in connection with its report.

      (B) Not applicable

      (C) Not applicable

      (D) Not applicable

      (E) Not applicable

      (2) On March 30, 2006, the Registrant engaged Rosen Seymour as its independent certifying accounts.

      (i) The Registrant did not consult with Rosen Seymour, its new independent certifying accounts, regarding any matter prior to its engagement of Rosen Seymour on March 30, 2006; and

      (ii) Not applicable

      (3) The Registrant has provided to Goldstein Golub, its former accountant, a copy of the disclosures contained in this Item 4.01 and the Registrant has requested a letter from Goldstein Golub addressed to the Commission, confirming certain statements made by the Registrant in this Item 4.01. A copy of this letter is attached hereto.

      (b) Not applicable


Item 9.01 Financial Statements and Exhibits

      (a) Financial Statements of Businesses Acquired
          Not applicable

      (b) Pro Forma Financial Information
          Not applicable

      (c) Exhibits

          (16.1) Letter from Goldstein Golub pursuant to Item 304(a)(3) of Regulation S-B.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

March 30, 2006

WINMAX TRADING GROUP, INC.
--------------------------
(Registrant)


                            /s/ GERALD SKLAR
                            ----------------------------------------------------
                            Gerald Sklar
                            President and Chairman of the Board of Directors